EXHIBIT 99.2
                                  ------------

            Computational Materials prepared by Goldman, Sachs & Co.
                in connection with GSAA Home Equity Trust 2005-7,
                    Asset-Backed Certificates, Series 2005-7

GSAA-05-07 Termsheet - Price/Yield - AF4
Assumptions:
1. Run to 10% Cleanup Call, forward libor curve and price to par
2. Advance 100%



Balance                     $66,538,000.00        Delay                 24
Coupon                      5.173                 Dated                 6/1/2005
Settle                      6/29/2005             First Payment         7/25/2005

-------------------------------------------------------------------------------------------------------------------
       Price at Par                15 CPR                20 CPR                25 CPR                30 CPR
===================================================================================================================
                     Yield                5.1909                5.1821                5.1702                5.1561

                       WAL                 12.54                  9.50                  7.18                  5.57
          Principal Window         05/17 - 01/18         02/14 - 01/15         02/11 - 02/13         11/09 - 09/11

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


-------------------------------------------------------------------------------------------------------------------
       Price at Par                35 CPR                40 CPR                45 CPR                50 CPR
===================================================================================================================
                     Yield                5.1403                5.1159                5.0844                5.0636

                       WAL                  4.45                  3.41                  2.60                  2.26
          Principal Window         12/08 - 09/10         02/08 - 11/09         09/07 - 06/08         06/07 - 01/08

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-07 Termsheet - Price/Yield - M1
Assumptions:
1. Run to 10% Cleanup Call, forward libor curve and price to par
2. Advance 100%


Balance                     $10,168,000.00        Delay                 24
Coupon                      5.068                 Dated                 6/1/2005
Settle                      6/29/2005             First Payment         7/25/2005

-------------------------------------------------------------------------------------------------------------------
       Price at Par                15 CPR                20 CPR                25 CPR                30 CPR
===================================================================================================================
                     Yield                5.0698                5.0565                5.0437                5.0326

                       WAL                  8.32                  6.28                  5.07                  4.34
          Principal Window         06/09 - 01/18         07/08 - 01/15         08/08 - 02/13         09/08 - 09/11

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .



-------------------------------------------------------------------------------------------------------------------
       Price at Par                35 CPR                40 CPR                45 CPR                50 CPR
===================================================================================================================
                     Yield                5.0245                5.0194                5.0184                5.0089

                       WAL                  3.93                  3.70                  3.66                  3.32
          Principal Window         10/08 - 09/10         11/08 - 11/09         12/08 - 04/09         10/08 - 10/08

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-07 Termsheet - Price/Yield - M2
Assumptions:
1. Run to 10% Cleanup Call, forward libor curve and price to par
2. Advance 100%


Balance                     $9,467,000.00         Delay                 24
Coupon                      5.118                 Dated                 6/1/2005
Settle                      6/29/2005             First Payment         7/25/2005

-------------------------------------------------------------------------------------------------------------------
       Price at Par                15 CPR                20 CPR                25 CPR                30 CPR
===================================================================================================================
                     Yield                5.1203                5.1068                5.0937                5.0822

                       WAL                  8.32                  6.28                  5.06                  4.32
          Principal Window         06/09 - 01/18         07/08 - 01/15         07/08 - 02/13         08/08 - 09/11

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


-------------------------------------------------------------------------------------------------------------------
       Price at Par                35 CPR                40 CPR                45 CPR                50 CPR
===================================================================================================================
                     Yield                5.0735                5.0675                5.0649                5.0588

                       WAL                  3.88                  3.63                  3.53                  3.32
          Principal Window         09/08 - 09/10         10/08 - 11/09         11/08 - 04/09         10/08 - 10/08

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-07 Termsheet - Price/Yield - M3
Assumptions:
1. Run to 10% Cleanup Call, forward libor curve and price to par
2. Advance 100%


Balance                     $4,909,000.00         Delay                 24
Coupon                      5.167                 Dated                 6/1/2005
Settle                      6/29/2005             First Payment         7/25/2005

-------------------------------------------------------------------------------------------------------------------
       Price at Par                15 CPR                20 CPR                25 CPR                30 CPR
===================================================================================================================
                     Yield                5.1697                5.1561                5.1427                5.1311

                       WAL                  8.32                  6.28                  5.06                  4.31
          Principal Window         06/09 - 01/18         07/08 - 01/15         07/08 - 02/13         08/08 - 09/11

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


-------------------------------------------------------------------------------------------------------------------
       Price at Par                35 CPR                40 CPR                45 CPR                50 CPR
===================================================================================================================
                     Yield                5.1219                5.1148                5.1114                5.1076

                       WAL                  3.86                  3.57                  3.45                  3.32
          Principal Window         08/08 - 09/10         09/08 - 11/09         10/08 - 04/09         10/08 - 10/08

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-07 Termsheet - Price/Yield - M4
Assumptions:
1. Run to 10% Cleanup Call, forward libor curve and price to par
2. Advance 100%



Balance                     $4,909,000.00         Delay                 24
Coupon                      5.267                 Dated                 6/1/2005
Settle                      6/29/2005             First Payment         7/25/2005

-------------------------------------------------------------------------------------------------------------------
       Price at Par                15 CPR                20 CPR                25 CPR                30 CPR
===================================================================================================================
                     Yield                5.2706                5.2568                5.2431                5.2312

                       WAL                  8.32                  6.28                  5.06                  4.31
          Principal Window         06/09 - 01/18         07/08 - 01/15         07/08 - 02/13         07/08 - 09/11

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .



-------------------------------------------------------------------------------------------------------------------
       Price at Par                35 CPR                40 CPR                45 CPR                50 CPR
===================================================================================================================
                     Yield                5.2213                5.2142                5.2098                5.2074

                       WAL                  3.83                  3.56                  3.40                  3.32
          Principal Window         08/08 - 09/10         08/08 - 11/09         09/08 - 04/09         10/08 - 10/08

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-07 Termsheet - Price/Yield - M5
Assumptions:
1. Run to 10% Cleanup Call, forward libor curve and price to par
2. Advance 100%


Balance                     $4,207,000.00         Delay                 24
Coupon                      5.315                 Dated                 6/1/2005
Settle                      6/29/2005             First Payment         7/25/2005

-------------------------------------------------------------------------------------------------------------------
       Price at Par                15 CPR                20 CPR                25 CPR                30 CPR
===================================================================================================================
                     Yield                5.3188                5.3048                5.2908                5.2781

                       WAL                  8.26                  6.24                  5.01                  4.25
          Principal Window         06/09 - 01/18         07/08 - 01/15         07/08 - 02/13         07/08 - 09/11

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


-------------------------------------------------------------------------------------------------------------------
       Price at Par                35 CPR                40 CPR                45 CPR                50 CPR
===================================================================================================================
                     Yield                5.2685                5.2603                5.2560                5.2536

                       WAL                  3.80                  3.49                  3.35                  3.27
          Principal Window         08/08 - 09/10         08/08 - 11/09         08/08 - 04/09         09/08 - 10/08

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-07 Termsheet - Price/Yield - M6
Assumptions:
1. Run to 10% Cleanup Call, forward libor curve and price to par
2. Advance 100%


Balance                     $2,103,000.00         Delay                 24
Coupon                      5.506                 Dated                 6/1/2005
Settle                      6/29/2005             First Payment         7/25/2005

-------------------------------------------------------------------------------------------------------------------
       Price at Par                15 CPR                20 CPR                25 CPR                30 CPR
===================================================================================================================
                     Yield                5.5106                5.4956                5.4806                5.4672

                       WAL                  8.03                  6.06                  4.86                  4.13
          Principal Window         06/09 - 03/17         07/08 - 05/14         07/08 - 07/12         07/08 - 03/11

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .



-------------------------------------------------------------------------------------------------------------------
       Price at Par                35 CPR                40 CPR                45 CPR                50 CPR
===================================================================================================================
                     Yield                5.4564                5.4485                5.4422                5.4425

                       WAL                  3.68                  3.41                  3.22                  3.23
          Principal Window         07/08 - 04/10         08/08 - 07/09         08/08 - 12/08         08/08 - 09/08

                 LIBOR_1MO         3.32244 . . .         3.32244 . . .         3.32244 . . .         3.32244 . . .


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

curve as of                              5/25/2005

------------------------------------------------------------
             Date                    LIBOR_1MO Vector
============================================================
           7/25/2005                      3.32244
           8/25/2005                      3.49581
           9/25/2005                      3.56926
          10/25/2005                      3.65639
          11/25/2005                      3.73730
          12/25/2005                      3.77493
           1/25/2006                      3.88689
           2/25/2006                      3.84177
           3/25/2006                      3.87955
           4/25/2006                      3.92251
           5/25/2006                      3.95685
           6/25/2006                      3.97846
           7/25/2006                      3.99622
           8/25/2006                      4.01668
           9/25/2006                      4.04158
          10/25/2006                      4.06670
          11/25/2006                      4.08781
          12/25/2006                      4.10043
           1/25/2007                      4.16907
           2/25/2007                      4.12197
           3/25/2007                      4.13331
           4/25/2007                      4.14809
           5/25/2007                      4.15965
           6/25/2007                      4.16672
           7/25/2007                      4.17021
           8/25/2007                      4.17707
           9/25/2007                      4.18427
          10/25/2007                      4.19066
          11/25/2007                      4.19853
          12/25/2007                      4.20655
           1/25/2008                      4.21458
           2/25/2008                      4.22428
           3/25/2008                      4.23249
           4/25/2008                      4.24147
           5/25/2008                      4.25121
           6/25/2008                      4.26174
           7/25/2008                      4.27199
           8/25/2008                      4.28378
           9/25/2008                      4.29244
          10/25/2008                      4.30224
          11/25/2008                      4.31245
          12/25/2008                      4.32096
           1/25/2009                      4.33037
           2/25/2009                      4.33931
           3/25/2009                      4.34680
           4/25/2009                      4.35563
           5/25/2009                      4.36462
           6/25/2009                      4.37221
           7/25/2009                      4.38264
           8/25/2009                      4.39326
           9/25/2009                      4.40231
          10/25/2009                      4.41109
          11/25/2009                      4.41979
          12/25/2009                      4.42745
           1/25/2010                      4.43593
           2/25/2010                      4.44186
           3/25/2010                      4.44759
           4/25/2010                      4.45417
           5/25/2010                      4.45971
           6/25/2010                      4.46414
           7/25/2010                      4.46859
           8/25/2010                      4.47415
           9/25/2010                      4.48030
          10/25/2010                      4.48766
          11/25/2010                      4.49445
          12/25/2010                      4.50285
           1/25/2011                      4.51273
           2/25/2011                      4.52227
           3/25/2011                      4.53187
           4/25/2011                      4.54525
           5/25/2011                      4.55547
           6/25/2011                      4.56815
           7/25/2011                      4.57920
           8/25/2011                      4.58861
           9/25/2011                      4.59926
          10/25/2011                      4.60962
          11/25/2011                      4.61946
          12/25/2011                      4.62939
           1/25/2012                      4.63973
           2/25/2012                      4.64990
           3/25/2012                      4.65908
           4/25/2012                      4.66943
           5/25/2012                      4.67898
           6/25/2012                      4.69012
           7/25/2012                      4.69867
           8/25/2012                      4.70935
           9/25/2012                      4.72009
          10/25/2012                      4.72927
          11/25/2012                      4.73984
          12/25/2012                      4.75013
           1/25/2013                      4.75994
           2/25/2013                      4.77136
           3/25/2013                      4.77992
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           1/25/2019                      5.16551
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